Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2009
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	10

Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Year to Date Average Balance Sheets	13

Consolidated Year to Date Net Interest Margin Analysis	14

Selected Year to Date Income Statement Data	15

Year to Date Mortgage Banking Income	16

Year to Date Credit Reserves Analysis	17

Year to Date Net Charge-Off Analysis	18

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	19

Year to Date Accruing Past Due Loans and Leases and Accruing Restructured Loans	20
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2009	2008		September ’09 vs ’08
(in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,882,108	$806,693	$901,239	$980,869	N.M. %
Federal funds sold and securities purchased under resale agreements	—	37,975	269,519	(269,519)	(100.0)
Interest bearing deposits in banks	397,941	292,561	298,297	99,644	33.4
Trading account securities	121,366	88,677	998,249	(876,883)	(87.8)
Loans held for sale	530,861	390,438	286,751	244,110	85.1
Investment securities	8,503,150	4,384,457	4,565,064	3,938,086	86.3
Loans and leases (1)	37,304,094	41,092,165	41,191,723	(3,887,629)	(9.4)
Allowance for loan and lease losses	(1,031,971)	(900,227)	(720,738)	(311,233)	43.2

Net loans and leases	36,272,123	40,191,938	40,470,985	(4,198,862)	(10.4)

Bank owned life insurance	1,402,134	1,364,466	1,353,400	48,734	3.6
Premises and equipment	496,280	519,500	527,798	(31,518)	(6.0)
Goodwill	443,648	3,054,985	3,056,386	(2,612,738)	(85.5)
Other intangible assets	302,612	356,703	375,914	(73,302)	(19.5)
Accrued income and other assets	2,160,436	2,864,466	1,556,987	603,449	38.8

Total Assets	$52,512,659	$54,352,859	$54,660,589	$(2,147,930)	(3.9)%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$39,829,057	$37,943,286	$37,569,056	$2,260,001	6.0%
Short-term borrowings	852,076	1,309,157	1,974,368	(1,122,292)	(56.8)
Federal Home Loan Bank advances	920,047	2,588,976	3,483,001	(2,562,954)	(73.6)
Other long-term debt	2,434,858	2,331,632	2,497,002	(62,144)	(2.5)
Subordinated notes	1,674,052	1,950,097	1,864,728	(190,676)	(10.2)
Accrued expenses and other liabilities	1,127,463	1,000,805	896,674	230,789	25.7

Total Liabilities	46,837,553	47,123,953	48,284,829	(1,447,276)	(3.0)

Equity
Huntington Bancshares Incorporated shareholders’ equity
Preferred stock — authorized 6,617,808 shares—
5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,320,898	1,308,667	—	1,320,898	—
8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000;	362,507	569,000	569,000	(206,493)	—
Common stock—
Par value of $0.01 and authorized 1,000,000,000 shares	7,154	3,670	3,670	3,484	94.9
Capital surplus	6,723,923	5,322,428	5,228,381	1,495,542	28.6
Less treasury shares at cost,	(11,827)	(15,530)	(15,501)	3,674	(23.7)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(103,010)	(207,756)	(207,816)	104,806	(50.4)
Unrealized gains (losses) on cash flow hedging derivatives	50,311	44,638	(13,450)	63,761	N.M.
Pension and other postretirement benefit adjustments	(159,143)	(163,575)	(45,411)	(113,732)	N.M.
Retained (deficit) earnings	(2,515,707)	367,364	856,887	(3,372,594)	N.M.

Total Shareholders’ Equity	5,675,106	7,228,906	6,375,760	(700,654)	(11.0)

Total Liabilities and Shareholders’ Equity	$52,512,659	$54,352,859	$54,660,589	$(2,147,930)	(3.9)%

Common shares issued	715,409,524	366,972,250	366,970,661
Common shares outstanding	714,469,066	366,057,669	366,068,762
Treasury shares outstanding	940,458	914,581	901,899
Preferred shares issued	1,967,071	1,967,071	569,000
Preferred shares outstanding	1,760,578	1,967,071	569,000

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	2009						2008
(in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)

Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$12,547	33.6%	$13,320	34.6%	$13,768	34.8%	$13,541	33.0%	$13,638	33.1%
Commercial real estate:
Construction	1,815	4.9	1,857	4.8	2,074	5.2	2,080	5.1	2,111	5.1
Commercial (2)	6,900	18.5	7,089	18.4	7,187	18.2	8,018	19.5	7,796	18.9

Commercial real estate	8,715	23.4	8,946	23.2	9,261	23.4	10,098	24.6	9,907	24.0

Total commercial	21,262	57.0	22,266	57.8	23,029	58.2	23,639	57.6	23,545	57.1

Consumer:
Automobile loans	2,939	7.9	2,855	7.4	2,894	7.3	3,901	9.5	3,918	9.5
Automobile leases	309	0.8	383	1.0	468	1.2	563	1.4	698	1.7
Home equity	7,576	20.3	7,631	19.8	7,663	19.4	7,556	18.4	7,497	18.2
Residential mortgage	4,468	12.0	4,646	12.1	4,837	12.2	4,761	11.6	4,854	11.8
Other loans	750	2.0	714	1.9	657	1.7	672	1.5	680	1.7

Total consumer	16,042	43.0	16,229	42.2	16,519	41.8	17,453	42.4	17,647	42.9

Total loans and leases	$37,304	100.0%	$38,495	100.0%	$39,548	100.0%	$41,092	100.0%	$41,192	100.0%

Ending Balances by Business Segment
Retail and Business Banking	$15,383	41.2%	$15,854	41.2%	$16,117	40.8%	$16,537	40.2%	$16,634	40.4%
Commercial Banking	7,940	21.3	8,094	21.0	8,407	21.3	8,532	20.8	8,319	20.2
Commercial Real Estate	6,706	18.0	6,737	17.5	7,003	17.7	6,879	16.7	6,711	16.3
Auto Finance and Dealer Services	4,325	11.6	4,554	11.8	4,830	12.2	5,949	14.5	5,891	14.3
Private Financial Group	2,483	6.6	2,784	7.3	2,696	6.7	2,545	6.2	2,542	6.1
Treasury / Other (3)	467	1.3	472	1.2	495	1.3	650	1.6	1,095	2.7

Total loans and leases	$37,304	100.0%	$38,495	100.0%	$39,548	100.0%	$41,092	100.0%	$41,192	100.0%

	2009						2008
	Third		Second		First		Fourth		Third
Average Balances by Business Segment
Retail and Business Banking	$15,573	41.1%	$15,864	40.7%	$16,407	40.1%	$16,500	39.8%	$16,557	40.4%
Commercial Banking	8,031	21.2	8,246	21.1	8,436	20.6	8,531	20.6	8,280	20.2
Commercial Real Estate	6,876	18.2	6,925	17.8	6,973	17.1	6,846	16.5	6,589	16.1
Auto Finance and Dealer Services	4,372	11.5	4,712	12.1	5,823	14.2	5,911	14.3	5,931	14.5
Private Financial Group	2,531	6.8	2,771	7.0	2,599	6.5	2,564	6.2	2,533	6.1
Treasury / Other (3)	472	1.2	489	1.3	628	1.5	1,085	2.6	1,114	2.7

Total loans and direct financing leases	$37,855	100.0%	$39,007	100.0%	$40,866	100.0%	$41,437	100.0%	$41,004	100.0%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

(2)	The 2009 first quarter reflected a net reclassification of $782.2 million from commercial real estate to commercial and industrial.

(3)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	2009						2008
(in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type
Demand deposits — non-interest bearing	$6,306	15.8%	$6,169	15.8%	$5,887	15.1%	$5,477	14.4%	$5,135	13.7%
Demand deposits — interest bearing	5,401	13.6	4,842	12.4	4,306	11.0	4,083	10.8	4,052	10.8
Money market deposits	8,548	21.5	6,622	16.9	5,857	15.0	5,182	13.7	5,565	14.8
Savings and other domestic deposits	4,631	11.6	4,859	12.4	5,007	12.8	4,930	13.0	4,903	13.1
Core certificates of deposit	11,205	28.1	12,197	31.1	12,616	32.3	12,856	33.9	12,270	32.7

Total core deposits	36,091	90.6	34,689	88.6	33,673	86.2	32,528	85.8	31,925	85.1
Other domestic deposits of $250,000 or more	689	1.7	846	2.2	1,041	2.7	1,328	3.5	1,749	4.7
Brokered deposits and negotiable CDs	2,630	6.6	3,229	8.2	3,848	9.8	3,355	8.8	2,925	7.8
Deposits in foreign offices	419	1.1	401	1.0	508	1.3	732	1.9	970	2.4

Total deposits	$39,829	100.0%	$39,165	100.0%	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%

Total core deposits:
Commercial	$10,884	30.2%	$9,738	28.1%	$8,934	26.5%	$7,971	24.5%	$8,208	25.7%
Personal	25,207	69.8	24,951	71.9	24,739	73.5	24,557	75.5	23,717	74.3

Total core deposits	$36,091	100.0%	$34,689	100.0%	$33,673	100.0%	$32,528	100.0%	$31,925	100.0%

Ending Balances by Business Segment
Retail and Business Banking	$28,120	70.6%	$27,852	71.1%	$27,728	71.0%	$27,314	72.0%	$26,626	70.9%
Commercial Banking	6,241	15.7	5,614	14.3	5,639	14.4	5,180	13.7	5,946	15.8
Commercial Real Estate	454	1.1	404	1.0	418	1.1	433	1.1	494	1.3
Auto Finance and Dealer Services	96	0.2	84	0.2	71	0.2	68	0.2	68	0.2
Private Financial Group	2,954	7.4	2,728	7.0	2,283	5.8	1,777	4.7	1,584	4.2
Treasury / Other (1)	1,964	5.0	2,483	6.4	2,931	7.5	3,171	8.3	2,851	7.6

Total deposits	$39,829	100.0%	$39,165	100.0%	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%

	2009						2008
	Third		Second		First		Fourth		Third
Average Balances by Business Segment
Retail and Business Banking	$27,863	70.4%	$27,791	70.3%	$27,224	71.3%	$26,988	71.8%	$26,476	70.0%
Commercial Banking	5,954	15.0	5,642	14.3	5,324	13.9	5,349	14.2	6,031	16.0
Commercial Real Estate	430	1.1	402	1.0	415	1.1	450	1.2	486	1.3
Auto Finance and Dealer Services	93	0.2	72	0.2	65	0.2	63	0.2	64	0.2
Private Financial Group	2,897	7.3	2,515	6.3	1,971	5.1	1,634	4.4	1,619	4.2
Treasury / Other (1)	2,356	6.0	3,112	7.9	3,190	8.4	3,099	8.2	3,127	8.3

Total deposits	$39,593	100.0%	$39,534	100.0%	$38,189	100.0%	$37,583	100.0%	$37,803	100.0%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2009			2008		3Q09 vs 3Q08
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent
Assets
Interest bearing deposits in banks	$393	$369	$355	$343	$321	$72	22.4%
Trading account securities	107	88	278	940	992	(885)	(89.2)
Federal funds sold and securities purchased under resale agreements	7	—	19	48	363	(356)	(98.1)
Loans held for sale	524	709	627	329	274	250	91.2
Investment securities:
Taxable	6,510	5,181	3,961	3,789	3,975	2,535	63.8
Tax-exempt	129	126	465	689	712	(583)	(81.9)

Total investment securities	6,639	5,307	4,426	4,478	4,687	1,952	41.6
Loans and leases: (1)
Commercial:
Commercial and industrial	12,922	13,523	13,541	13,746	13,629	(707)	(5.19)
Commercial real estate:
Construction	1,808	1,946	2,033	2,103	2,090	(282)	(13.5)
Commercial	7,071	7,253	8,079	8,115	7,726	(655)	(8.5)

Commercial real estate	8,879	9,199	10,112	10,218	9,816	(937)	(9.5)

Total commercial	21,801	22,722	23,653	23,964	23,445	(1,644)	(7.0)

Consumer:
Automobile loans	2,886	2,867	3,837	3,899	3,856	(970)	(25.2)
Automobile leases	344	423	517	636	768	(424)	(55.2)

Automobile loans and leases	3,230	3,290	4,354	4,535	4,624	(1,394)	(30.1)
Home equity	7,581	7,640	7,577	7,523	7,453	128	1.7
Residential mortgage	4,487	4,657	4,611	4,737	4,812	(325)	(6.8)
Other loans	756	698	671	678	670	86	12.8

Total consumer	16,054	16,285	17,213	17,473	17,559	(1,505)	(8.6)

Total loans and leases	37,855	39,007	40,866	41,437	41,004	(3,149)	(7.7)
Allowance for loan and lease losses	(950)	(930)	(913)	(764)	(731)	(219)	(30.0)

Net loans and leases	36,905	38,077	39,953	40,673	40,273	(3,368)	(8.4)

Total earning assets	45,525	45,480	46,571	47,575	47,641	(2,116)	(4.4)

Cash and due from banks	2,553	2,466	1,553	928	925	1,628	N.M.
Intangible assets	755	780	3,371	3,421	3,441	(2,686)	(78.1)
All other assets	3,797	3,701	3,571	3,447	3,384	413	12.2

Total Assets	$51,680	$51,497	$54,153	$54,607	$54,660	$(2,980)	(5.5)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$6,186	$6,021	$5,544	$5,205	$5,080	$1,106	21.8%
Demand deposits — interest bearing	5,140	4,547	4,076	3,988	4,005	1,135	28.3
Money market deposits	7,601	6,355	5,593	5,500	5,860	1,741	29.7
Savings and other domestic deposits	4,771	5,031	5,041	5,034	5,100	(329)	(6.5)
Core certificates of deposit	11,646	12,501	12,784	12,588	11,993	(347)	(2.9)

Total core deposits	35,344	34,455	33,038	32,315	32,038	3,306	10.3
Other domestic deposits of $250,000 or more	747	886	1,069	1,365	1,692	(945)	(55.9)
Brokered deposits and negotiable CDs	3,058	3,740	3,449	3,049	3,025	33	1.1
Deposits in foreign offices	444	453	633	854	1,048	(604)	(57.6)

Total deposits	39,593	39,534	38,189	37,583	37,803	1,790	4.7
Short-term borrowings	879	879	1,099	1,748	2,131	(1,252)	(58.8)
Federal Home Loan Bank advances	924	947	2,414	3,188	3,139	(2,215)	(70.6)
Subordinated notes and other long-term debt	4,136	4,640	4,612	4,252	4,382	(246)	(5.6)

Total interest bearing liabilities	39,346	39,979	40,770	41,566	42,375	(3,029)	(7.1)

All other liabilities	863	569	614	817	882	(19)	(2.2)
Shareholders’ equity	5,285	4,928	7,225	7,019	6,323	(1,038)	(16.4)

Total Liabilities and Shareholders’ Equity	$51,680	$51,497	$54,153	$54,607	$54,660	$(2,980)	(5.5)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2009			2008
Fully taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Assets
Interest bearing deposits in banks	0.28%	0.37%	0.45%	1.44%	2.17%
Trading account securities	1.96	2.22	4.04	5.32	5.45
Federal funds sold and securities purchased under resale agreements	0.14	0.82	0.20	0.24	2.02
Loans held for sale	5.20	5.19	5.04	6.58	6.54
Investment securities:
Taxable	3.99	4.63	5.60	5.74	5.54
Tax-exempt	6.77	6.83	6.61	7.02	6.80

Total investment securities	4.04	4.69	5.71	5.94	5.73

Loans and leases: (3)
Commercial:
Commercial and industrial	5.19	5.00	4.60	5.01	5.46
Commercial real estate:
Construction	2.61	2.78	2.76	4.55	4.69
Commercial	3.43	3.56	3.76	5.07	5.33

Commercial real estate	3.26	3.39	3.55	4.96	5.19

Total commercial	4.40	4.35	4.15	4.99	5.35

Consumer:
Automobile loans	7.34	7.28	7.20	7.17	7.13
Automobile leases	6.25	6.12	6.03	5.82	5.70

Automobile loans and leases	7.22	7.13	7.06	6.98	6.89
Home equity	5.75	5.75	5.13	5.87	6.19
Residential mortgage	5.03	5.12	5.71	5.84	5.83
Other loans	7.21	8.22	8.97	9.25	9.71

Total consumer	5.91	5.95	5.92	6.28	6.41

Total loans and leases	5.04	5.02	4.90	5.53	5.80

Total earning assets	4.86%	4.99%	4.99%	5.57%	5.77%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.22	0.18	0.14	0.34	0.51
Money market deposits	1.20	1.14	1.02	1.31	1.66
Savings and other domestic deposits	1.33	1.37	1.50	1.72	1.79
Core certificates of deposit	3.27	3.50	3.81	4.02	4.05

Total core deposits	1.88	2.06	2.28	2.50	2.58
Other domestic deposits of $250,000 or more	2.24	2.61	2.92	3.39	3.50
Brokered deposits and negotiable CDs	2.49	2.54	2.97	3.39	3.37
Deposits in foreign offices	0.20	0.20	0.17	0.90	1.49

Total deposits	1.92	2.11	2.33	2.58	2.66
Short-term borrowings	0.25	0.26	0.25	0.85	1.42
Federal Home Loan Bank advances	0.92	1.13	1.03	3.04	2.92
Subordinated notes and other long-term debt	2.58	2.91	3.29	4.49	4.29

Total interest bearing liabilities	1.93%	2.14%	2.31%	2.74%	2.79%

Net interest rate spread	2.93%	2.85%	2.68%	2.83%	2.98%
Impact of non-interest bearing funds on margin	0.27	0.25	0.29	0.35	0.31

Net interest margin	3.20%	3.10%	2.97%	3.18%	3.29%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2009			2008		3Q09 vs 3Q08
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent
Interest income	$553,846	$563,004	$569,957	$662,508	$685,728	$(131,882)	(19.2)%
Interest expense	191,027	213,105	232,452	286,143	297,092	(106,065)	(35.7)

Net interest income	362,819	349,899	337,505	376,365	388,636	(25,817)	(6.6)
Provision for credit losses	475,136	413,707	291,837	722,608	125,392	349,744	N.M.

Net interest (loss) income after provision for credit losses	(112,317)	(63,808)	45,668	(346,243)	263,244	(375,561)	N.M.

Service charges on deposit accounts	80,811	75,353	69,878	75,247	80,508	303	0.4
Brokerage and insurance income	33,996	32,052	39,948	31,233	34,309	(313)	(0.9)
Trust services	25,832	25,722	24,810	27,811	30,952	(5,120)	(16.5)
Electronic banking	28,017	24,479	22,482	22,838	23,446	4,571	19.5
Bank owned life insurance income	13,639	14,266	12,912	13,577	13,318	321	2.4
Automobile operating lease income	12,795	13,116	13,228	13,170	11,492	1,303	11.3
Mortgage banking income (loss)	21,435	30,827	35,418	(6,747)	10,302	11,133	N.M.
Securities (losses) gains	(2,374)	(7,340)	2,067	(127,082)	(73,790)	71,416	(96.8)
Other income	41,901	57,470	18,359	17,052	37,320	4,581	12.3

Total noninterest income	256,052	265,945	239,102	67,099	167,857	88,195	52.5

Personnel costs	172,152	171,735	175,932	196,785	184,827	(12,675)	(6.9)
Outside data processing and other services	37,999	39,266	32,432	31,230	32,386	5,613	17.3
Net occupancy	25,382	24,430	29,188	22,999	25,215	167	0.7
OREO and foreclosure expense	38,968	26,524	9,887	8,171	9,113	29,855	N.M.
Equipment	20,967	21,286	20,410	22,329	22,102	(1,135)	(5.1)
Amortization of intangibles	16,995	17,117	17,135	19,187	19,463	(2,468)	(12.7)
Professional services	18,108	16,658	16,454	16,430	12,234	5,874	48.0
Marketing	8,259	7,491	8,225	9,357	7,049	1,210	17.2
Automobile operating lease expense	10,589	11,400	10,931	10,483	9,093	1,496	16.5
Telecommunications	5,902	6,088	5,890	5,892	6,007	(105)	(1.7)
Printing and supplies	3,950	4,151	3,572	4,175	4,316	(366)	(8.5)
Goodwill impairment	—	4,231	2,602,713	—	—	—	—
Other expense	41,826	(10,395)	37,000	43,056	7,191	34,635	N.M.

Total noninterest expense	401,097	339,982	2,969,769	390,094	338,996	62,101	18.3

(Loss) Income before income taxes	(257,362)	(137,845)	(2,684,999)	(669,238)	92,105	(349,467)	N.M.
(Benefit) Provision for income taxes	(91,172)	(12,750)	(251,792)	(251,949)	17,042	(108,214)	N.M.

Net (loss) income	$(166,190)	$(125,095)	$(2,433,207)	$(417,289)	$75,063	$(241,253)	N.M. %

Dividends on preferred shares	29,223	57,451	58,793	23,158	12,091	17,132	N.M.

Net (loss) income applicable to common shares	$(195,413)	$(182,546)	$(2,492,000)	$(440,447)	$62,972	$(258,385)	N.M. %

Average common shares — basic	589,708	459,246	366,919	366,054	366,124	223,584	61.1%
Average common shares — diluted (2)	589,708	459,246	366,919	366,054	367,361	222,347	60.5

Per common share
Net (loss) income — basic	$(0.33)	$(0.40)	$(6.79)	$(1.20)	$0.17	$(0.50)	N.M. %
Net (loss) income — diluted	(0.33)	(0.40)	(6.79)	(1.20)	0.17	(0.50)	N.M.
Cash dividends declared	0.0100	0.0100	0.0100	0.1325	0.1325	(0.123)	(92.8)

Return on average total assets	(1.28)%	(0.97)%	(18.22)%	(3.04)%	0.55%	(1.83)%	N.M. %
Return on average total shareholders’ equity	(12.5)	(10.2)	N.M.	(23.6)	4.7	(17.2)	N.M.
Return on average tangible shareholders’ equity (3)	(13.3)	(10.3)	18.4	(43.2)	11.6	(24.90)	N.M.
Net interest margin (4)	3.20	3.10	2.97	3.18	3.29	(0.09)	(2.7)
Efficiency ratio (5)	61.4	51.0	60.5	64.6	50.3	11.1	22.1
Effective tax rate (benefit)	(35.4)	(9.2)	(9.4)	(37.6)	18.5	(53.9)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$362,819	$349,899	$337,505	$376,365	$388,636	$(25,817)	(6.6)
FTE adjustment	4,177	1,216	3,582	3,641	5,451	(1,274)	(23.4)

Net interest income (4)	366,996	351,115	341,087	380,006	394,087	(27,091)	(6.9)
Noninterest income	256,052	265,945	239,102	67,099	167,857	88,195	52.5

Total revenue (4)	$623,048	$617,060	$580,189	$447,105	$561,944	$61,104	10.9%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	For all the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2009			2008		3Q09 vs 3Q08
(in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$16,491	$31,782	$29,965	$7,180	$7,647	$8,844	N.M. %
Servicing fees	12,320	12,045	11,840	11,660	11,838	482	4.1
Amortization of capitalized servicing (1)	(10,050)	(14,445)	(12,285)	(6,462)	(6,234)	(3,816)	(61.2)
Other mortgage banking income	4,109	5,381	9,404	2,959	3,519	590	16.8

Sub-total	22,870	34,763	38,924	15,337	16,770	6,100	36.4
MSR valuation adjustment (1)	(17,348)	46,551	(10,389)	(63,355)	(10,251)	(7,097)	69.2
Net trading gains (losses) related to MSR hedging	15,913	(50,487)	6,883	41,271	3,783	12,130	N.M.

Total mortgage banking income (loss)	$21,435	$30,827	$35,418	$(6,747)	$10,302	$11,133	N.M. %

Mortgage originations (in millions)	$998	$1,587	$1,546	$724	$680	$318	46.8%
Average trading account securities used to hedge MSRs (in millions)	19	20	223	857	941	(922)	(98.0)
Capitalized mortgage servicing rights (2)	200,969	219,282	167,838	167,438	230,398	(29,429)	(12.8)
Total mortgages serviced for others (in millions) (2)	16,145	16,246	16,315	15,754	15,741	404	2.6
MSR % of investor servicing portfolio	1.24%	1.35%	1.03%	1.06%	1.46%	(0.22)%	(15.1)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(17,348)	$46,551	$(10,389)	$(63,355)	$(10,251)	$(7,097)	69.2%
Net trading gains (losses) related to MSR hedging	15,913	(50,487)	6,883	41,271	3,783	12,130	N.M.
Net interest income related to MSR hedging	191	199	2,441	9,473	8,368	(8,177)	(97.7)

Net impact of MSR hedging	$(1,244)	$(3,737)	$(1,065)	$(12,611)	$1,900	$(3,144)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2009			2008
(in thousands)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$917,680	$838,549	$900,227	$720,738	$679,403
Loan and lease losses	(377,443)	(359,444)	(353,005)	(571,053)	(96,388)
Recoveries of loans previously charged off	21,501	25,037	11,514	10,433	12,637

Net loan and lease losses	(355,942)	(334,407)	(341,491)	(560,620)	(83,751)

Provision for loan and lease losses	472,137	413,538	289,001	728,046	125,086
Economic reserve transfer	—	—	—	12,063	—
Allowance of assets sold	—	—	(9,188)	—	—
Allowance for loans transferred to held-for-sale	(1,904)	—	—	—	—

Allowance for loan and lease losses, end of period	$1,031,971	$917,680	$838,549	$900,227	$720,738

Allowance for unfunded loan commitments and letters of credit, beginning of period	$47,144	$46,975	$44,139	$61,640	$61,334

Provision for (Reduction in) unfunded loan commitments and letters of credit losses	2,999	169	2,836	(5,438)	306
Economic reserve transfer	—	—	—	(12,063)	—

Allowance for unfunded loan commitments and letters of credit, end of period	$50,143	$47,144	$46,975	$44,139	$61,640

Total allowances for credit losses	$1,082,114	$964,824	$885,524	$944,366	$782,378

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.77	% 2.38	% 2.12	% 2.19	% 1.75%
Nonaccrual loans and leases (NALs)	47	50	54	60	123
Nonperforming assets (NPAs)	44	46	47	55	107

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.90	% 2.51	% 2.24	% 2.30	% 1.90%
Nonaccrual loans and leases	50	53	57	63	134
Nonperforming assets	46	48	50	58	116

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2009			2008
(in thousands)	Third	Second	First	Fourth	Third

Net charge-offs by loan and lease type:
Commercial and industrial	$68,842 (1)	$98,300 (2)	$210,648 (3)	$473,426 (4)	$29,646
Commercial real estate:
Construction	50,359	31,360	25,642	2,390	3,539
Commercial	118,866	141,261	57,139	35,991	7,446

Commercial real estate	169,225	172,621	82,781	38,381	10,985

Total commercial	238,067	270,921	293,429	511,807	40,631

Consumer:
Automobile loans	8,988	12,379	14,971	14,885	9,813
Automobile leases	1,753	2,227	3,086	3,666	3,532

Automobile loans and leases	10,741	14,606	18,057	18,551	13,345
Home equity	28,045	24,687	17,680	19,168	15,828
Residential mortgage (5)	68,955	17,160	6,298	7,328	6,706
Other loans	10,134	7,033	6,027	3,766	7,241

Total consumer	117,875	63,486	48,062	48,813	43,120

Total net charge-offs	$355,942	$334,407	$341,491	$560,620	$83,751

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2), (3), (4)	2.13%	2.91%	6.22%	13.78%	0.87%
Commercial real estate:
Construction	11.14	6.45	5.05	0.45	0.68
Commercial	6.72	7.79	2.83	1.77	0.39

Commercial real estate	7.62	7.51	3.27	1.50	0.45

Total commercial	4.37	4.77	4.96	8.54	0.69

Consumer:
Automobile loans	1.25	1.73	1.56	1.53	1.02
Automobile leases	2.04	2.11	2.39	2.31	1.84

Automobile loans and leases	1.33	1.78	1.66	1.64	1.15
Home equity	1.48	1.29	0.93	1.02	0.85
Residential mortgage (5)	6.15	1.47	0.55	0.62	0.56
Other loans	5.36	4.03	3.59	2.22	4.32

Total consumer	2.94	1.56	1.12	1.12	0.98

Net charge-offs as a % of average loans	3.76%	3.43%	3.34%	5.41%	0.82%

(1)	The 2009 third quarter included net recoveries totaling $4,080 thousand associated with the Franklin restructuring.

(2)	The 2009 second quarter included net recoveries totaling $9,884 thousand associated with the Franklin restructuring.

(3)	The 2009 first quarter included net charge-offs totaling $128,338 thousand associated with the Franklin restructuring.

(4)	The 2008 fourth quarter included net charge-offs totaling $423,269 thousand associated with Franklin.

(5)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2009			2008
(in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$612,701	$456,734	$398,286	$932,648	$174,207
Commercial real estate	1,133,661	850,846	629,886	445,717	298,844
Residential mortgage (1)	390,521	475,488	486,955	98,951	85,163
Home equity	44,182	35,299	37,967	24,831	27,727

Total nonaccrual loans and leases	2,181,065	1,818,367	1,553,094	1,502,147	585,941
Other real estate, net:
Residential (1)	81,807	107,954	143,856	63,058	59,302
Commercial	60,784	64,976	66,906	59,440	14,176

Total other real estate, net	142,591	172,930	210,762	122,498	73,478
Impaired loans held for sale (2)	20,386	11,287	11,887	12,001	13,503
Other NPAs (3)	—	—	—	—	2,397

Total nonperforming assets	$2,344,042	$2,002,584	$1,775,743	$1,636,646	$675,319

Nonperforming Franklin loans (1)
Commercial	$—	$—	$—	$650,225	$—
Residential mortgage	322,796	342,207	360,106	—	—
OREO	30,996	43,623	79,596	—	—
Home Equity	15,704	2,437	6,000	—	—

Total nonperforming Franklin loans	$369,496	$388,267	$445,702	$650,225	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	5.85%	4.72%	3.93%	3.66%	1.42%

NPA ratio (4)	6.26	5.18	4.46	3.97	1.64

	2009			2008
(in thousands)	Third	Second	First	Fourth	Third
Nonperforming assets, beginning of period	$2,002,584	$1,775,743	$1,636,646	$675,319	$624,736
New nonperforming assets	899,855	750,318	622,515	509,320	175,345
Franklin impact, net (1)	(18,771)	(57,436)	(204,523)	650,225	—
Returns to accruing status	(52,498)	(40,915)	(36,056)	(13,756)	(9,104)
Loan and lease losses	(305,405)	(282,713)	(168,382)	(95,687)	(47,288)
OREO losses	(30,623)	(20,614)	(4,034)	(4,648)	(5,504)
Payments	(117,710)	(95,124)	(61,452)	(66,536)	(43,319)
Sales	(33,390)	(26,675)	(8,971)	(17,591)	(19,547)

Nonperforming assets, end of period	$2,344,042	$2,002,584	$1,775,743	$1,636,646	$675,319

(1)	Franklin loans were reported as accruing restructured commercial loans for the three-month period ended September 30, 2008. For the three-month period ended December 31, 2008, Franklin loans were reported as nonaccruing commercial and industrial loans. For the three-month periods ended March 31, 2009, June 30, 2009, and September 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO; reflecting the 2009 first quarter restructuring.

(2)	The September 30, 2009, figure primarily represent impaired residential mortgage loans held for sale. All other presented figures represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	2009			2008
(in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$—	$10,889	$24,407
Commercial real estate	2,546	—	—	59,425	58,867
Residential mortgage (excluding loans guaranteed by the U.S. government)	46,592	97,937	88,386	71,553	58,280
Home equity	45,334	35,328	35,717	29,039	23,224
Other loans and leases	14,175	13,474	15,606	18,039	14,580

Total, excl. loans guaranteed by the U.S. government	$108,647	$146,739	$139,709	$188,945	$179,358
Add: loans guaranteed by U.S. government	122,019	99,379	88,551	82,576	68,729

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$230,666	$246,118	$228,260	$271,521	$248,087

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.29%	0.38%	0.35%	0.46%	0.44%
Guaranteed by U.S. government, as a percent of total loans and leases	0.33%	0.26%	0.22%	0.20%	0.17%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.62%	0.64%	0.58%	0.66%	0.60%

Accruing restructured loans:
Commercial (1)	$153,010	$267,975	$201,508	$185,333	$364,939
Residential mortgage	204,463	158,568	108,011	82,857	71,512
Other	42,406	35,720	27,014	41,094	40,414

Total accruing restructured loans	$399,879	$462,263	$336,533	$309,284	$476,865

(1)	Franklin loans were reported as accruing restructured commercial loans for the three-month period ended September 30, 2008. For the three-month period ended December 31, 2008, Franklin loans were reported as nonaccruing commercial and industrial loans. For the three-month periods ended March 31, 2009, June 30, 2009, and September 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO; reflecting the 2009 first quarter restructuring.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2009			2008
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$4.970	$6.180	$8.000	$11.650	$13.500
Low (1)	3.260	1.550	1.000	5.260	4.370
Close	4.710	4.180	1.660	7.660	7.990
Average closing price	4.209	3.727	2.733	8.276	7.510

Dividends, per share
Cash dividends declared per common share	$0.0100	$0.0100	$0.0100	$0.1325	$0.1325

Common shares outstanding
Average — basic	589,708	459,246	366,919	366,054	366,124
Average — diluted (2)	589,708	459,246	366,919	366,054	367,361
Ending	714,469	568,741	390,682	366,058	366,069
Book value per common share	$5.59	$6.23	$7.80	$14.62	$15.86
Tangible book value per common share (3)	4.69	5.07	6.08	5.64	6.85
Capital data

	2009			2008
(in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,675	$5,221	$4,815	$7,229	$6,376
Less: goodwill	(444)	(448)	(452)	(3,055)	(3,056)
Less: other intangible assets	(303)	(322)	(340)	(357)	(376)
Add: related deferred tax liability (3)	106	112	119	125	131

Total tangible equity	5,034	4,563	4,142	3,942	3,075
Less: Preferred equity	(1,683)	(1,679)	(1,768)	(1,878)	(569)

Total tangible common equity	$3,351	$2,884	$2,374	$2,064	$2,506

Total assets	$52,513	$51,397	$51,702	$54,353	$54,661
Less: goodwill	(444)	(448)	(452)	(3,055)	(3,056)
Less: other intangible assets	(303)	(322)	(340)	(357)	(376)
Add: related deferred tax liability (3)	106	112	119	125	131

Total tangible assets	$51,872	$50,739	$51,029	$51,066	$51,360

Tangible equity / tangible asset ratio	9.71%	8.99%	8.12%	7.72%	5.99%
Tangible common equity / tangible asset ratio	6.46	5.68	4.65	4.04	4.88

Other capital data:
Total risk-weighted assets	$44,128	$45,463	$46,383	$46,994	$46,608

Tier 1 leverage ratio (4)	11.30%	10.62%	9.67%	9.82%	7.99%
Tier 1 common risk-based capital ratio (4)	7.82	6.80	5.63	5.05	5.89
Tier 1 risk-based capital ratio (4)	13.04	11.85	11.14	10.72	8.80
Total risk-based capital ratio (4)	16.24	14.94	14.26	13.91	12.03

Tangible equity / risk-weighted assets ratio	11.41	10.04	8.94	8.39	6.60

Other data:
Number of employees (full-time equivalent)	10,194	10,342	10,540	10,951	10,901
Number of domestic full-service banking offices (5)	610	610	608	613	612

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions)	2009	2008	Amount	Percent
Assets
Interest bearing deposits in banks	$372	$290	$82	28.3%
Trading account securities	157	1,139	(982)	(86.2)
Federal funds sold and securities purchased under resale agreements	8	565	(557)	(98.6)
Loans held for sale	620	446	174	39.0
Investment securities:
Taxable	5,227	3,908	1,319	33.8
Tax-exempt	239	711	(472)	(66.4)

Total investment securities	5,466	4,619	847	18.3
Loans and leases: (1)
Commercial:
Commercial and industrial	13,327	13,535	(208)	(1.5)
Commercial real estate:
Construction	1,928	2,047	(119)	(5.8)
Commercial	7,464	7,521	(57)	(0.8)

Commercial real estate	9,392	9,568	(176)	(1.8)

Total commercial	22,719	23,103	(384)	(1.7)

Consumer:
Automobile loans	3,193	3,601	(408)	(11.3)
Automobile leases	427	924	(497)	(53.8)

Automobile loans and leases	3,620	4,525	(905)	(20.0)
Home equity	7,600	7,364	236	3.2
Residential mortgage	4,584	5,113	(529)	(10.3)
Other loans	709	695	14	2.0

Total consumer	16,513	17,697	(1,184)	(6.7)

Total loans and leases	39,232	40,800	(1,568)	(3.8)
Allowance for loan and lease losses	(931)	(672)	(259)	(38.5)

Net loans and leases	38,301	40,128	(1,827)	(4.6)

Total earning assets	45,855	47,859	(2,004)	(4.2)

Cash and due from banks	2,195	968	1,227	N.M.
Intangible assets	1,626	3,454	(1,828)	(52.9)
All other assets	3,689	3,419	270	7.9

Total Assets	$52,434	$55,028	$(2,594)	(4.7)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$5,919	$5,058	$861	17.0%
Demand deposits — interest bearing	4,591	4,008	583	14.5
Money market deposits	6,524	6,292	232	3.7
Savings and other domestic deposits	4,946	5,185	(239)	(4.6)
Core certificates of deposit	12,308	11,317	991	8.8

Total core deposits	34,288	31,860	2,428	7.6
Other domestic deposits of $250,000 or more	899	1,737	(838)	(48.2)
Brokered deposits and negotiable CDs	3,414	3,309	105	3.2
Deposits in foreign offices	509	1,015	(506)	(49.9)

Total deposits	39,110	37,921	1,189	3.1
Short-term borrowings	951	2,584	(1,633)	(63.2)
Federal Home Loan Bank advances	1,423	3,312	(1,889)	(57.0)
Subordinated notes and other long-term debt	4,461	4,043	418	10.3

Total interest bearing liabilities	40,026	42,802	(2,776)	(6.5)

All other liabilities	684	982	(298)	(30.3)
Shareholders’ equity	5,805	6,186	(381)	(6.2)

Total Liabilities and Shareholders’ Equity	$52,434	$55,028	$(2,594)	(4.7)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully Taxable Equivalent basis (1)	2009	2008
Assets
Interest bearing deposits in banks	0.36%	2.96%
Trading account securities	3.24	5.26
Federal funds sold and securities purchased under resale agreements	0.19	2.52
Loans held for sale	5.15	5.86
Investment securities:
Taxable	4.60	5.58
Tax-exempt	6.72	6.77

Total investment securities	4.70	5.76
Loans and leases (3):
Commercial:
Commercial and industrial	4.92	5.79
Commercial real estate:
Construction	2.72	5.14
Commercial	3.59	5.68

Commercial real estate	3.41	5.56

Total commercial	4.30	5.68

Consumer:
Automobile loans	7.26	7.16
Automobile leases	6.13	5.60
Automobile loans and leases	7.13	6.85
Home equity	5.55	6.60
Residential mortgage	5.29	5.83
Other loans	8.09	10.05

Total consumer	5.93	6.58

Total loans and leases	4.99	6.08

Total earning assets	4.94%	6.01%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%
Demand deposits — interest bearing	0.19	0.62
Money market deposits	1.13	2.11
Savings and other domestic deposits	1.40	1.95
Core certificates of deposit	3.53	4.36

Total core deposits	2.07	2.80
Other domestic deposits of $250,000 or more	2.63	3.87
Brokered deposits and negotiable CDs	2.67	3.75
Deposits in foreign offices	0.19	1.75

Total deposits	2.12	2.93
Short-term borrowings	0.26	1.99
Federal Home Loan Bank advances	1.03	3.30
Subordinated notes and other long-term debt	2.94	4.52

Total interest bearing liabilities	2.12	3.05

Net interest rate spread	2.82	2.96
Impact of non-interest bearing funds on margin	0.27	0.31

Net interest margin	3.09%	3.27%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except per share amounts)	2009	2008	Amount	Percent
Interest income	$1,686,807	$2,135,814	$(449,007)	(21.0)%
Interest expense	636,584	980,488	(343,904)	(35.1)

Net interest income	1,050,223	1,155,326	(105,103)	(9.1)
Provision for credit losses	1,180,680	334,855	845,825	N.M.

Net interest (loss) income after provision for credit losses	(130,457)	820,471	(950,928)	N.M.

Service charges on deposit accounts	226,042	232,806	(6,764)	(2.9)
Brokerage and insurance income	105,996	106,563	(567)	(0.5)
Trust services	76,364	98,169	(21,805)	(22.2)
Electronic banking	74,978	67,429	7,549	11.2
Bank owned life insurance income	40,817	41,199	(382)	(0.9)
Automobile operating lease income	39,139	26,681	12,458	46.7
Mortgage banking income	87,680	15,741	71,939	N.M.
Securities losses	(7,647)	(70,288)	62,641	(89.1)
Other income	117,730	121,738	(4,008)	(3.3)

Total noninterest income	761,099	640,038	121,061	18.9

Personnel costs	519,819	586,761	(66,942)	(11.4)
Outside data processing and other services	109,697	96,933	12,764	13.2
Net occupancy	79,000	85,429	(6,429)	(7.5)
OREO and foreclosure expense	75,379	25,284	50,095	N.M.
Equipment	62,663	71,636	(8,973)	(12.5)
Amortization of intangibles	51,247	57,707	(6,460)	(11.2)
Professional services	51,220	33,183	18,037	54.4
Marketing	23,975	23,307	668	2.9
Automobile operating lease expense	32,920	20,799	12,121	58.3
Telecommunications	17,880	19,116	(1,236)	(6.5)
Printing and supplies	11,673	14,695	(3,022)	(20.6)
Goodwill impairment	2,606,944	—	2,606,944	—
Other expense	68,431	52,427	16,004	30.5

Total noninterest expense	3,710,848	1,087,277	2,623,571	N.M.

(Loss) Income before income taxes	(3,080,206)	373,232	(3,453,438)	N.M.
(Benefit) Provision for income taxes	(355,714)	69,747	(425,461)	N.M.

Net (loss) income	$(2,724,492)	$303,485	$(3,027,977)	N.M. %

Dividends declared on preferred shares	145,467	23,242	122,225	N.M.

Net (loss) income applicable to common shares	$(2,869,959)	$280,243	$(3,150,202)	N.M. %

Average common shares — basic	471,958	366,188	105,770	28.9%
Average common shares — diluted (2)	471,958	367,268	104,690	28.5

Per common share
Net (loss) income per common share — basic	$(6.08)	$0.83	$(6.91)	N.M. %
Net (loss) income per common share — diluted	(6.08)	0.83	(6.91)	N.M.
Cash dividends declared	0.030	0.530	(0.500)	(94.3)

Return on average total assets	(6.95)%	0.74%	(7.69)%	N.M. %
Return on average total shareholders’ equity	(62.7)	6.6	(69.3)	N.M.
Return on average tangible shareholders’ equity (3)	(83.8)	15.9	(99.7)	N.M.
Net interest margin (4)	3.09	3.27	(0.18)	(5.5)
Efficiency ratio (5)	57.6	54.7	2.9	5.3
Effective tax rate (benefit)	(11.5)	18.7	(30.2)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,050,223	$1,155,326	$(105,103)	(9.1)%
FTE adjustment (4)	8,975	16,577	(7,602)	(45.9)

Net interest income	1,059,198	1,171,903	(112,705)	(9.6)
Noninterest income	761,099	640,038	121,061	18.9

Total revenue	$1,820,297	$1,811,941	$8,356	0.5%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	For all periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the period.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except as noted)	2009	2008	Amount	Percent
Mortgage Banking Income

Origination and secondary marketing	$78,238	$30,077	$48,161	N.M. %
Servicing fees	36,205	33,898	2,307	6.8
Amortization of capitalized servicing (1)	(36,780)	(20,172)	(16,608)	(82.3)
Other mortgage banking income	18,894	13,809	5,085	36.8

Sub-total	96,557	57,612	38,945	67.6
MSR valuation adjustment (1)	18,814	10,687	8,127	76.0
Net trading losses related to MSR hedging	(27,691)	(52,558)	24,867	(47.3)

Total mortgage banking income	$87,680	$15,741	$71,939	N.M. %

Mortgage originations (in millions)	$4,131	$3,049	1,082	35.5%
Average trading account securities used to hedge MSRs (in millions)	87	1,089	(1,002)	(92.0)
Capitalized mortgage servicing rights (2)	200,969	230,398	(29,429)	(12.8)
Total mortgages serviced for others (in millions) (2)	16,145	15,741	404	2.6
MSR % of investor servicing portfolio	1.24%	1.46%	(0.22)%	(15.1)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$18,814	$10,687	$8,127	76.0%
Net trading losses related to MSR hedging	(27,691)	(52,558)	24,867	(47.3)
Net interest income related to MSR hedging	2,831	23,666	(20,835)	(88.0)

Net impact of MSR hedging	$(6,046)	$(18,205)	$12,159	(66.8)%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2009	2008

Allowance for loan and lease losses, beginning of period	$900,227	$578,442

Loan and lease losses	(1,089,892)	(235,276)
Recoveries of loans previously charged off	58,052	37,829

Net loan and lease losses	(1,031,840)	(197,447)

Provision for loan and lease losses	1,174,676	339,743
Allowance of assets sold	(9,188)	—
Allowance for loans transferred to held-for-sale	(1,904)	—

Allowance for loan and lease losses, end of period	$1,031,971	$720,738

Allowance for unfunded loan commitments and letters of credit, beginning of period	$44,139	$66,528
Provision for (Reduction in) unfunded loan commitments and letters of credit losses	6,004	(4,888)

Allowance for unfunded loan commitments and letters of credit, end of period	$50,143	$61,640

Total allowances for credit losses	$1,082,114	$782,378

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.77%	1.75%
Nonaccrual loans and leases (NALs)	47	123
Nonperforming assets (NPAs)	44	107

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.90%	1.90%
Nonaccrual loans and leases	50	134
Nonperforming assets	46	116

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2009	2008

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$377,790 (1)	$52,739
Commercial real estate:
Construction	107,361	4,236
Commercial	317,266	26,123

Commercial real estate	424,627	30,359

Total commercial	802,417	83,098

Consumer:
Automobile loans	36,338	26,343
Automobile leases	7,066	9,671

Automobile loans and leases	43,404	36,014
Home equity	70,412	48,388
Residential mortgage (2)	92,413	13,919
Other loans	23,194	16,028

Total consumer	229,423	114,349

Total net charge-offs	$1,031,840	$197,447

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1)	3.78%	0.52%
Commercial real estate:
Construction	7.42	0.28
Commercial	5.67	0.46

Commercial real estate	6.03	0.42

Total commercial	4.71	0.48

Consumer:
Automobile loans	1.52	0.98
Automobile leases	2.21	1.40

Automobile loans and leases	1.60	1.06
Home equity	1.24	0.88
Residential mortgage (2)	2.69	0.36

Other loans	4.36	3.07

Total consumer	1.85	0.86

Net charge-offs as a % of average loans	3.51%	0.65%

(1)	The 2009 first nine-month period included net charge-offs totaling $114,374 thousand associated with the Franklin relationship.

(2)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter.

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(in thousands)	2009	2008

Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$612,701	$174,207
Commercial real estate	1,133,661	298,844
Residential mortgage (1)	390,521	85,163
Home equity	44,182	27,727

Total nonaccrual loans and leases	2,181,065	585,941
Other real estate, net:
Residential	81,807	59,302
Commercial	60,784	14,176

Total other real estate, net	142,591	73,478
Impaired loans held for sale (2)	20,386	13,503
Other NPAs (3)	—	2,397

Total nonperforming assets	$2,344,042	$675,319

Nonperforming Franklin loans (1)
Commercial	$—	$—
Residential mortgage	322,796	—
OREO	30,996	—
Home Equity	15,704	—

Total nonperforming Franklin loans	$369,496	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	5.85%	1.42%

NPA ratio (4)	6.26	1.64

(in thousands)

Nonperforming assets, beginning of period	$1,636,646	$472,902
New nonperforming assets	2,272,688	572,743
Franklin impact, net (1)	(280,730)	—
Returns to accruing status	(129,469)	(28,405)
Loan and lease losses	(756,500)	(106,562)
OREO losses	(55,271)	(14,934)
Payments	(274,286)	(128,156)
Sales	(69,036)	(92,269)

Nonperforming assets, end of period	$2,344,042	$675,319

(1)	Franklin loans were reported as accruing restructured commercial loans at September 30, 2008. At September 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO, reflecting the 2009 first quarter restructuring.

(2)	The September 30, 2009, figure primarily represent impaired residential mortgage loans held for sale. All other presented figures represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	September 30,
(in thousands)	2009	2008

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$24,407
Commercial real estate	2,546	58,867
Residential mortgage (excluding loans guaranteed by the U.S. government)	46,592	58,280
Home equity	45,334	23,224
Other loans and leases	14,175	14,580

Total, excl. loans guaranteed by the U.S. government	$108,647	$179,358
Add: loans guaranteed by U.S. government	122,019	68,729

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$230,666	$248,087

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.29%	0.44%

Guaranteed by U.S. government, as a percent of total loans and leases	0.33%	0.17%

Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.62%	0.60%
Accruing restructured loans
Commercial (1)	$153,010	$364,939
Residential mortgage	204,463	71,512
Other	42,406	40,414

Total accruing restructured loans	$399,879	$476,865

(1)	Franklin loans were reported as accruing restructured commercial loans at September 30, 2008. At September 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO, reflecting the 2009 first quarter restructuring.